                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation., a Delaware corporation (the "Corporation"), hereby constitutes and appoints James A. Parke, Kathryn A. Cassidy, and Brian T. McAnaney, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to $4,000,000,000 aggregate principal amount of the Corporation's Variable Denomination Floating Rate Demand Notes, (ii) a Registration Statement relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act and (iii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

      This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

       SIGNATURE                   TITLE                                           DATE
       ---------                   -----                                           ----
   /s/ DENNIS D. DAMMERMAN         Chairman and Director                      September 14, 2004
----------------------------
  (DENNIS D. DAMMERMAN)

   /s/ JAMES A. PARKE              Vice Chairman, Chief Financial             September 14, 2004
----------------------------          Officer and Director (Principal
   (JAMES A. PARKE)                   Financial Officer)

  /s/ KATHRYN A. CASSIDY           Senior Vice President -- Corporate         September 14, 2004
----------------------------          Treasury and Global Funding
 (KATHRYN A. CASSIDY)                 Operation

                                   Director                                   September 14, 2004
----------------------------
  (DAVID L. CALHOUN)

                                   Director                                   September 14, 2004
----------------------------
   (JAMES A. COLICA)

  /s/ PAMELA DALEY                 Director                                   September 14, 2004
----------------------------
    (PAMELA DALEY)

  /s/ BRACKETT B. DENNISTON        Director                                   September 14, 2004
----------------------------
(BRACKETT B. DENNISTON)

 /s/ ARTHUR H. HARPER              Director                                   September 14, 2004
----------------------------
  (ARTHUR H. HARPER)

                                  (Page 1 of 2)

       SIGNATURE                    TITLE                                          DATE
       ---------                    -----                                          ----
                                   Director                                   September 14, 2004
----------------------------
  (JEFFREY R. IMMELT)


 /s/ JOHN H. MYERS                 Director                                   September 14, 2004
----------------------------
    (JOHN H. MYERS)

                                   Director                                   September 14, 2004
----------------------------
   (MICHAEL A. NEAL)

 /s/ DAVID R. NISSEN               Director                                   September 14, 2004
----------------------------
   (DAVID R. NISSEN)

 /s/ RONALD R. PRESSMAN            Director                                   September 14, 2004
----------------------------
 (RONALD R. PRESSMAN)

                                   Director                                   September 14, 2004
----------------------------
   (JOHN M. SAMUELS)

 /s/ KEITH S. SHERIN               Director                                   September 14, 2004
----------------------------
   (KEITH S. SHERIN)

                                   Director                                   September 14, 2004
----------------------------
  (ROBERT C. WRIGHT)

 /s/ PHILIP D. AMEEN               Vice President and Controller              September 14, 2004
----------------------------          (Principal Accounting Officer)
   (PHILIP D. AMEEN)

 By:          /s/ KATHRYN A. CASSIDY
     -------------------------------------
               (KATHRYN A. CASSIDY)

      *     AS ATTORNEY-IN FACT FOR THE
            INDIVIDUALS NOTED ABOVE WITH
            AN ASTERISK REPRESENTING A
            MAJORITY OF THE BOARD OF
            DIRECTORS

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 14th day of September, 2004.